UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 25, 2006
ALDERWOODS GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-33277 (Commission File Numbers)	52-1522627 (I.R.S. Employer Identification Nos.)

311 Elm Street Suite 1000 Cincinnati, Ohio		45202
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (513) 768-7400

N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
     On May 25, 2006, Service Corporation International, a Texas corporation (“SCI”), and Alderwoods Group, Inc., a Delaware corporation (“Alderwoods”), issued a press release announcing that they have each received a request for additional information from the Federal Trade Commission in connection with its review of SCI’s pending acquisition of Alderwoods, and that the Canadian Competition Bureau has certified as complete the long-form filings made by SCI and Alderwoods under the Competition Act (Canada). A copy of this press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed with this report:

Exhibit No.	Exhibit Description

99.1	Press release issued jointly by Alderwoods and SCI, dated May 25, 2006
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALDERWOODS GROUP, INC.

By:	/s/ Ellen Neeman Ellen Neeman Senior Vice President, Legal & Compliance
Date: May 25, 2006

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press release issued jointly by Alderwoods and SCI, dated May 25, 2006